NUMBER

1359

COMMON STOCK

Par Value $0.001

China Jo-Jo Drugstores, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF
NEVADA

SHARES

COMMON STOCK

CUSIP 16949A206

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Is the Owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

CHINA JO-JO DRUGSTORES, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
Transfer Agent and Registrar

By

AUTHORIZED SIGNATURE

CORPORATE
China Jo-Jo Drugstores, Inc.
SEAL

SECRETARY

PRESIDENT

A 55246

TEN ENT	— as tenants by the entireties	(Cust) (Minor) under Uniform Gifts to Minors Act	
JT TEN	— as joint tenants with right of survivorship and not as tenants in common	_______________ (State)	

Additional abbreviations may also be used though not in the above list.

For Value Received, ________ *hereby sells, assigns and transfers unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

[ ] ____

____

(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

____ *Shares*

of the Common Stock represented by this Certificate and hereby irrevocably constitues and appoints

____ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ____________________

____

NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

____

NOTICE THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS